                                                                     EXHIBIT 1.1

             INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                          196,720 UNITS CONSISTING OF
            $196,720,000 14% SENIOR SECURED DISCOUNT NOTES DUE 2001
                        AND WARRANTS TO PURCHASE SHARES
                                OF COMMON STOCK

                              PURCHASE AGREEMENT
                              ------------------

                                                                  August 9, 1996

BT SECURITIES CORPORATION
TORONTO DOMINION SECURITIES (USA) INC.
SALOMON BROTHERS INC
  c/o BT Securities Corporation
  Bankers Trust Plaza
  130 Liberty Street
  New York, New York 10006

Ladies and Gentlemen:

          International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), and International Wireless Communications, Inc., a
                  -------
Delaware corporation and a wholly-owned subsidiary of the Company ("IWC"), each
                                                                    ---
hereby confirms its agreement with each of you (collectively, the Initial
                                                                  -------
Purchasers"), as set forth below.
- ----------

          1.   The Units.  Subject to the terms and conditions herein contained,
               ---------
the Company propose to issue and sell to the Initial Purchasers 196,720 Units (the "Units") consisting of an aggregate of $196,720,000 principal amount of 14%
      -----
Senior Secured Discount Notes due 2001 (the "Notes") and Common Stock Purchase
                                             -----
Warrants (the "Warrants") initially entitling the holders thereof to purchase
               --------
2,289,428 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock". The Units are to be issued under a Unit Agreement (the "Unit
 ------------
Agreement") to be dated as of August 15, 1996 between the Company and Bankers Trust Company, as Unit Agent.

          The Notes are to be issued under an Indenture (the "Indenture") to be
                                                              ---------
dated as of August 15, 1996 by and between the Company and Marine Midland Bank, as trustee (the "Trustee").

          The Company's obligations under the Indenture will be secured by a first priority pledge of the capital stock of all of IWC and all Intercompany Noted (as defined in the Indenture of IWC pursuant to a pledge agreement (the "Pledge Agreement") to be dated as of August 15, 1996 by the Company and IWC in
 ----------------
favor of Bankers Trust Company, as Collateral Agent (the "Collateral Agent").
                                                          ----------------

          The Warrants are to be governed by a Warrant Agreement (the Warrant
                                                                      -------
Agreement") to be dated as of August 15, 1996 among
- ---------
the Company, Vanguard Cellular Operating Corp., and Bankers Trust Company, as Warrant Agent (the "Warrant Agent"). Shares of Common Stock issuable upon
                    -------------
exercise of the Warrants are collectively referred to herein as the "Warrant
                                                                     -------
Shares." The units, the Notes, the Warrants and the Warrant Shares are sometimes
- ------
collectively referred to herein as the "Securities."
                                        ----------

          The Units will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities
                                                                    ----------
Act"), in reliance on exemptions therefrom.
- ---

     In connection with the sale of the Units, the Company has prepared a preliminary offering memorandum dated July 22, 1996 (the "Preliminary
                                                          -----------
Memorandum"), and the Company will prepare a final offering memorandum dated
- ----------
August 9, 1996 (the "Final Memorandum"; the Preliminary Memorandum and the Final
                     ----------------
Memorandum each herein being referred to as a "Memorandum") setting forth or
                                               ----------
including a description of the terms of the Units, the terms of the offering of the Units, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included therein.

          The Initial Purchasers and their direct and indirect transferees of the Units and the Notes will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed,
 -----------------------------
among other things, to file a registration statement (the "Registration
                                                           ------------
Statement") with the Securities and Exchange Commission (the "Commission") in
- ---------                                                     ----------
order to register the Notes, the Exchange Notes as defined in the Registration Rights Agreement) and the Private Exchange Notes (as defined in the Registration Rights Agreement) under the Securities Act.

          Holders of the Warrants will have the registration rights set forth in the Warrant Agreement. The Warrants issued to the Initial Purchasers as part of the Units will, when executed and exercised in accordance with the terms thereof, initially entitle the holders thereof to purchase approximately 10% of the Company's outstanding Common Stock on a fully-diluted basis as of the Closing Date (as hereafter defined in Section 3 hereof).

          Each of the Company and IWC shall have joint and several liability in respect of all obligations hereunder. Each of the Company and IWC hereby acknowledges that this Agreement is the independent and several obligation of each of the Company and IWC and may be enforced against any of the Company and IWC separately, whether or not enforcement of any right or remedy hereunder has been sought against either the Company or IWC. Each of the Company and IWC hereby expressly waives, with respect to any of the amounts owing hereunder by IWC or the Company in respect of the obligations

(collectively, the "Other Party Obligations"), diligence, presentment, demand
                    -----------------------
of payment, protest and all notices whatsoever, and any requirement that the Initial Purchasers exhaust any right, power or remedy or proceed against such other party under this Agreement, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of such Other Party Obligations.

          2.   Representations and Warranties.  The Company and IWC, jointly and
               ------------------------------
severally, represent and warrant to and agree with each of the Initial Purchasers that:

          (a) Neither the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Company in writing by such Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto.

          (b) None of the Company, nor any of its subsidiaries or affiliated companies in which the Company, directly or indirectly, has an Equity Interest (as defined below) listed on Exhibit B hereto (each a "Material Subsidiary" has
                                                       -------------------
sustained since the date of the latest audited financial statements included in the Final Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that, individually or in the aggregate, has had or has a Material Adverse Effect (as defined below), otherwise than as set forth in the Final Memorandum (exclusive of and, since the respective dates as of which information is given in the Final Memorandum, there has not been any material change in the capital stock or long-term debt of the Company or any of its Material Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (c) Other than as set forth in the Final Memorandum, the Company does not at present own or control, directly or indirectly, any interest in any corporation, association, or other business entity except for ownership interests that are not material to the condition (financial or otherwise), business, properties, results of operations, or projects of the Company and its subsidiaries, taken as a whole;

          (d) The Company has an authorized capitalization as set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Company are, and as of the Closing Date, will be duly authorized and validly issued, fully paid and non-assessable and were not issued in violation of any pre-emptive of similar rights; except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase from the Company,
(ii) agreements or other obligations of any of the Company to issue or (iii) other rights to convert any obligation into, or exchange any securities for, Equity Interests in the Company. As used herein "Equity Interest" of any person
                                                 ---------------
means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such person.

          (e) The Company owns and, at the Closing Date, will own 100% of the outstanding shares of capital stock of IWC free and clear of any security interest, claim, lien, encumbrance, equities and claims or restrictions on transferability or voting, other than as contemplated by the Pledge Agreement, and all of such shares have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any pre-emptive or similar rights. The Company does not directly own any Equity Interests or any other equity or long-term debt securities of any entity other than IWC. There are no (i) options, warrants or other rights to purchase from IWC, (ii) agreements or other obligations of IWC to issue or (iii) other rights to convert any obligation into, or exchange any securities for, Equity Interests in IWC.

          (f) All of the issued shares of capital stock or other Equity Interests owned, directly or indirectly, by the Company in each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, represent the ownership percentage in such Material Subsidiary set forth in the Final Memorandum and, except as described in the Final Memorandum, are free and clear of any security interest, claim, lien, encumbrance, equities and claims or restrictions on transferability or voting. Except as set forth in the Final Memorandum and except as may be referred to in the opinions of counsel set forth in subsection 7(c) hereof, there are no (i) options, warrants or other rights to purchase from any Material Subsidiary, (ii) agreements or other obligations of any Material Subsidiary to issue or (iii) other rights to convert any obligation into, or exchange any securities for, Equity Interests in any Material Subsidiary.

          (g) Each of the Company and the Material Subsidiaries has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its organization, with all requisite power and authority to own its properties and conduct its business as now conducted, and as described in the Final Memorandum; each of the Company and the Material Subsidiaries is duly qualified to do business and, to the extent applicable, is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not (i) have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole,
(ii) materially impair either the Company's or IWC's ability to perform the obligations contemplated by the Transaction Documents (as defined below) to which it is a party and the transactions contemplated to be performed by it described in the Final Memorandum, or (iii) materially affect the consummation of the transactions contemplated by the Transaction Documents and the Final Memorandum (any such event, a "Material Adverse Effect"). This Agreement, the
                               -----------------------
Unit Agreement, the Indenture, the Notes, the Exchange Notes (as defined in the Registration Rights Agreement), the Private Exchange Notes (as defined in the Registration Rights Agreement), the Pledge Agreement, the Warrant Agreement and the Warrants are referred to herein as the "Transaction Documents."
                                            ---------------------

          (h) Each of the Company and IWC has all requisite power and authority to execute, deliver and perform each of its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, with respect to the Company, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

          (i) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and IWC and is the valid and legally binding obligation of each of the Company and IWC, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity, and the discretion of the court before which any proceeding with respect thereto may be brought, and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained in this Agreement.

          (j) The Notes, the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought.

          (k) The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly
                                              ---
and validly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Final Memorandum.

          (l) The Pledge Agreement has been duly and validly authorized by each of the Company and IWC and, when duly executed and delivered by each of the Company and IWC (assuming the due authorization, execution and delivery by the Collateral Agent), will be the valid and legally binding obligation of the Company and IWC, enforceable against the Company and IWC in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought. The Pledge Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Final Memorandum.

          (m) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company (assuming the due authorization, execution and delivery by the Initial Purchasers), will be the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained in such agreement. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Final Memorandum.

          (n) The Warrant Agreement has been duly and validly authorized by the Company (assuming the due authorization, execution and delivery by the Company (assuming the due authorization, execution and delivery thereof by the Warrant Agent), will be the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained in such agreement. The Warrant Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Final Memorandum.

          (o) The Warrants have been duly and validly authorized for issuance and sale pursuant to this Agreement and the issuance of such Warrants will not trigger and pre-emptive, anti-dilution or similar rights which have not been waived in full. The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Warrants Shares have been duly and validly authorized by the Company and reserved for issuance upon exercise of the Warrants and, when issued upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable. The issuance of the Warrant Shares will not trigger any anti-dilution, pre-emptive or similar rights which have not been waived in full. The Warrants, and the Warrant Shares when issued and delivered, will conform in all material respects to the description thereof in the Final Memorandum.

          (p) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the performance by the Company or IWC of their respective obligations under the Transaction Documents or the consummation by the Company or IWC of the transactions contemplated thereby or hereby, except (i) such as have been obtained, (ii) such as may be required in connection with the registration of the Notes, the Exchange Notes, the Private Exchange Notes or the Warrant Shares under the Securities Act in accordance with the Registration Rights Agreement or the Warrant Agreement, as the case may be, and (iii) such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Units by the

Initial Purchasers and the issuance of the Exchange Notes, the Private Exchange Notes and the Warrant Shares. None of the Company or the Material Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which, individually or in the aggregate, would not have a Material Adverse Effect, or
(iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any partnership agreement, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "contracts"), except
                                                           ---------
for any such breach, default, violation or event which, individually or in the aggregate, would not have a Material Adverse Effect.

          (q) The issuance, sale and delivery of the Units and the execution, delivery and performance by the Company and IWC of each of the Transaction Documents to which it is a party, and the consummation by the Company and IWC of the transactions contemplated thereby and hereby, and the fulfillment of the terms thereof or hereof, will not conflict with or constitute or result in a breach of or a default under or an event which with notice or passage of time or both would constitute a default under or violation of (i) any of the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which, individually or in the aggregate, would not have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or any Material Subsidiary, or
(iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgement, decree, order, rule or regulation applicable to the Company or any Material Subsidiary or any of their respective properties or assets, except for any such conflict, breach or violation which, individually or in the aggregate, would not have a Material Adverse Effect.

          (r) The pledge of the Collateral pursuant to the terms of the Pledge Agreement on the Closing Date will create valid security interests in the Collateral (as defined in the Pledge Agreement) securing payment of the Secured Debt (as defined in the Pledge Agreement). On the Closing Date (i) such security interests will constitute first and, subject to the rights of any lender under a permitted Bank Facility (as defined in the Final Memorandum), prior and exclusive liens with respect to the Collateral, and (ii) no filings, registrations, recordings, deliveries or other actions will be required in order to perfect the security interests granted in the Pledge Agreement.

          (s) The consolidated condensed financial statements of the Company included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles ("GAAP") of the United States applied on a consistent basis. The summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and complied on a basis consistent with the financial statements included therein, except as otherwise stated therein, and are a fair presentation of the data purported to be shown. The financial statements of Syarikat Telefon Wireless (M) SDN BHD ("STW")
                                                                    ---
included in the Final Memorandum present fairly in all material respects the financial position, results of operations and capital gross at STW, at the dates and for the periods to which they relate, have been prepared in accordance with GAAP of Malaysia, and, except as stated therein, net loss forthe periods to which such financial statements relate has been calculated in accordance with GAAP of the United States applied on a consistent basis. KPMG Peat Marwick LLP ("KPMG") is an independent public accounting firm with respect to each of the
  ----
Company, IWC, and STW within the meaning of the Securities Act and the rules and regulations promulgated thereunder. The financial statementsof PT Rajasa Hazannah Perkasa ("RHP") included in the Final Memorandum present fairly in all
                   ---
material respects the financial position and results of operations of RHP, at the dates and for the periods to which they relate, have been prepared in accordance with GAAP of Indonesia and, except as stated therin, net income for the periods to which such financial statements relate has been calculated in accordance with GAAP of the United States applied on a consistent basis. Prasetio, Utomo & Co. is an independent public accounting firm with respect to RHP within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

          (t) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum
(i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) have been prepared
                                       ------------
in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; (iii) have been properly computed on the bases described therein and the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein; and (iv) present fairly the information shown therein.

          (u) Except as described in the final Memorandum, there is not pending or, to the knowledge of the company, threatened any action, suit or proceeding to which the properties or assets of any Material Subsidiary is a party, or to which the properties or assets of any of the company or any of its Material Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to Company or any Material Subsidiary, individually or in the aggregate, would have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Units to be sold hereunder or the consummation of the other transactions contemplated by the Transaction Documents or otherwise described in the Final Memorandum. Except as described in the Final Memorandum, neither the Company nor any of its subsidiaries or affiliated companies in which it, directly or indirectly, owns an Equity Interest has received any notice or claim of any default (or event, condition or omission which with notice or lapse of time or both would result in a default) under any of their respective Contracts, including those referred to in the Final Memorandum, or any other Transaction Document to which any of them is a party or has knowledge of any breach of any of such Contracts by the other party or parties thereto, except such defaults or breaches as could not reasonably be expected to result in a Material Adverse Effect.

          (v) The company and each of the Materials Subsidiaries owns or possesses adequate licenses or other rights to use all patents, patent rights, inventions, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, "Intellectual
                                                                 ------------
Property") presently employed by it in connection with, or necessary for the
- --------
conduct of, the businesses now or proposed to be operated by it as described in the Final Memorandum, except where the failure to own or possess such Intellectual Property would not have a Material Adverse Effect; and none of the company or any of its Material Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, individually or in the aggregate, would have a Material Adverse Effect. To the knowledge of the Company, the use of such Intellectual Property in connection with the business and operations of the Company and the Material Subsidiaries does not infringe on the rights of any other person.

         (w) Except as described in the Final Memorandum, the Company and each of the Material Subsidiaries possess all franchises, licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local, foreign and other governmental agencies, bodies and other authorities, all self-regulatory organizations and all courts and other tribunals, foreign or domestic (collectively, the "Governmental Authorities"), presently required or necessary to own or lease, as
 ------------------------
the case may be, and to own and operate in the manner and to the full extent now operated as described in the Final Memorandum ("Permits"), except where the
                                                -------
failure to possess any such Permit would not, individually or in the aggregate, have a Material Adverse Effect. Except as generally described in the Final Memorandum, such Permits contain no materially burdensome restrictions not customarily imposed by the issuing Government Authority on wireless communications systems of the same class and type as those owned by the Company and the Material Subsidiaries; the execution and delivery by the Company and IWC of this Agreement, the performance by each of such persons of the Transaction Documents to which each is a party, and the consummation of the transactions contemplated hereby and thereby, did not and will not result in a violation of the Permits. Except as generally described in the Final Memorandum, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any Permits assuming the filing in the future of timely renewal applications and the timely payment in the future of all applicable filing and regulatory fees to the applicable Governmental Authority, or which might result in any other material impairment of the rights of the Company or the Material Subsidiary in the Permits; and other than matters described in the Final Memorandum, there are no proceedings pending or, to the Company's knowledge, threatened or contemplated before any other Governmental Authority against or involving the properties, businesses or Permits of any of the Company or Material Subsidiaries that is reasonably likely to have a Material Adverse Effect.

          (x) Each of the Company and its Material Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Material Subsidiary is contesting in good faith and for which the Company or such Material Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Material Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect.

          (y) The statements set forth under the heading "Description of Capital Stock", insofar as such statements purport to summarize certain provisions of the Certificate (as described in the Final Memorandum) provide a fair summary in all material respects of such provisions and information with respect thereto.

          (z) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

          (aa) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Units) will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (bb) Each of the Company and the Material Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions, individually or in the aggregate, would not have a Material Adverse Effect. All leases, contracts and agreements to which any of the Company or the Material Subsidiaries is a party or by which any of then is bound are valid and enforceable against such Company or Material Subsidiary and, to the Company's knowledge, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as, individually or in the aggregate, would not have a Material Adverse Effect.

          (cc) None of the Company or any Material Subsidiary is in violation of any federal, state, local or foreign statutes, laws, ordinances, governmental rules or regulations or any judgment, order or decree (including Environmental
Laws) to which any of them is subject or has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of their respective properties or the conduct of their respective businesses, except as described in the Final Memorandum and except for such violations and failures that would not have, either individually or in the aggregate, a Material Adverse Effect. For purposes of this Agreement, "Environmental Laws" mean the common law and all applicable federal, state,
 ------------------
local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued , promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom. Neither the Company nor any of its subsidiaries or affiliated companies has, directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any United States or foreign, federal, state or local governmental agency, office or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the applicable jurisdiction.

          (dd) There is no strike, labor dispute, slowdown or work stoppage involving the employees of the Company or any of the Material Subsidiaries which is pending or, to the knowledge of the Company, threatened and which could, individually or in the aggregate, have a Material Adverse Effect.

          (ee) The Company and each of the Material Subsidiaries are insured by insurers of recognized financial responsibility against such risks and in such amounts as are prudent and customary for the interest of their respective businesses and the value of their respective properties.

          (ff) Neither of the Company nor any of the Material Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee retirement Income Security Act of 1974, as amended ("ERISA"), to which any of the Company or the
                                   -----
Material Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Material Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Material Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

          (gg) Each of the Company and the Material Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action has been taken with respect to any differences.

          (hh) The Company is not, and after giving effect to the offer and sale of the Units, will not be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "ICA").
                                                                      ---

          (ii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes 1985, as amended, and all regulations promulgated thereunder.

          (jj) No condition, omission, event or act has occurred which, had the Indenture already been executed and delivered, would constitute a Default (as defined in the Indenture).

          (kk) Other than holders of the Notes or Private Exchange Notes pursuant to the Registration Rights Agreement and holders of Warrants pursuant to the Warrant Agreement, no holder of securities of the Company will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement or the Warrant Agreement.

          (ll) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, and the Company will not be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby including, without limitation, the issuance and sale of the Units, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

          (mm) Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Units in a manner that would require the registration under the Securities Act of the Units or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Units or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (nn) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers in the manner contemplated by this

Agreement to register any of the Units, Notes or Warrants under the Securities Act or to qualify the Indenture under the TIA.

          (oo) No securities of the Company are of the same class (within the meaning of rule 144A under the Securities Act) as the Units, the Notes, the Warrants or the Warrant Shares and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a United States automated inter-dealer quotation system.

          (pp) The Company has not taken, nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Units.

          (qq) The Company and the Constituent Corporations (as defined below) had all corporate power and authority to carry out the merger pursuant to which IWC became a wholly-owned subsidiary of the Company (the "Merger"), and the
                                                          ------
Company, the Constituent Corporations and the stockholders of each of the Company and the Constituent Corporations have taken all action required by law, the certificates of incorporation and by-laws of the Company and the Constituent Corporations or otherwise to approve the Merger. The Merger has been effected in accordance with the General Corporation Law of the State of Delaware and no stockholder of either of the Constituent Corporations has asserted or perfected appraisal rights in connection with such transaction. The consummation of the Merger did not contravene any provision of applicable law or any provision of any contract or any order, writ, injunction or decree of any jurisdiction, court or Governmental Authority and no consent, approval, authorization or order of any court or Governmental Authority was required for the consummation of the Merger, except such as were timely obtained. For purposes of this provision, "Constituent Corporations" means IWC and International Wireless Communications
 ------------------------
Acquisition Corporation, the Delaware corporation that merged with and into IWC pursuant to the Merger.

          Any certificate signed by any officer of the Company or IWC and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by each of the Company and IWC to each Initial Purchaser as to the matters covered thereby.

          3.   Purchase, sale and Delivery of the Units.  On the basis of the
               ----------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and each of the Initial Purchasers, acting severally and not jointly, agrees to purchase from the Company in the respective amounts of Units set forth opposite its name on Annex I hereto at a
                                                           -------
purchase price of $490.56 per Unit, plus accretion of original issue discount, if any, on the Notes underlying such Unit from August 15, 1996, (the "Unit Purchase Price"), or an aggregate purchase
                            -------------------
price of $96,502,963, plus accretion of original issue discount, if any, on the Notes from August 15, 1996, (the "Purchase Price"). The Company and the Initial
                                  --------------
Purchasers agree that, for federal income tax purposes, (i) the Notes and the Warrants constitute an investment unit and (ii) the aggregate issuance price of the Units is $100,002,612, plus accretion of original issue discount. If any, on the Notes from August 15, 1996, with the aggregate issue price of the Notes being $69,710,831, plus accretion of original issue discount, if any, on the Notes from August 15, 1996, and the aggregate issue price of the Warrants being $30,300,781. Neither the Company nor the Initial Purchasers shall voluntarily take any action inconsistent with the agreement set forth in the immediately preceding sentence, except that, with respect to clause (ii) thereof, any such party may, after notice to each other such party, compromise or settles any audit or review of such treatment initiated by the Internal Revenue Service.

          One or more certificates in definitive form for the Units that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the Purchase Price by certified or official bank check drawn in New York Clearinghouse funds or similar next day funds. Such delivery of and payment for the Units shall be made at the offices of Winston & Strawn, 200 Park Avenue, New York, New York at 10:00 A.M., New York time, on August 15, 1996, or at such other place, time or date as the Initial purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates
           ------------
for the Units available for checking and packaging by the Initial Purchasers at the offices of BT Securities Corporation in New York, New York, or at such other place as BT Securities Corporation may designate, at least 24 hours prior to the Closing date. The Company and IWC hereby acknowledge that they have advised the Initial Purchasers that it would not be feasible for the Closing to occur earlier than August 15, 1996.

          It is understood that each certificate evidencing the units, the Notes and the Warrants shall bear a legend to the effect set forth in the Final Memorandum under the caption "Transfer Restrictions", unless the Company, the Trustee and/or the Warrant Agent determine otherwise consistent with applicable law.

          The Company hereby agrees to pay any transfer taxes payable in connection with the initial delivery to the Initial Purchaser of the Units.

          4.   Offering by the Initial Purchasers.  The Initial Purchasers
               ----------------------------------
propose to make an offering of the Units at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.


          5.   Covenants of the Company and IWC.  Each of the Company and IWC
               --------------------------------
jointly and severally, covenants and agrees with each of the Initial Purchasers that:

          (a) The Company will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

          (b) The Company will cooperate with the reasonable requests of the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Company shall
            --------  -------
not be required to qualify as a foreign entity or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Units or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

          (e) For and during the period commencing on the date hereof and ending on the date that no Units, Notes or Warrants are outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee, the Warrant Agent or the holders of the Units, Notes, Exchange Notes or Warrants and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange or governing body of any automated quotation system on which any class of securities of the Company may be listed.

          (f) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they are available to the Company, a copy of any unaudited interim financial statements of the Company, IWC, STW or RHP, for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

          (g) Neither the Company nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Units in a manner which would require the registration under the Securities Act of the Securities.

          (h) The Company shall not, for a period of 180 days following the date hereof, without the prior written consent of the Initial Purchasers, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any debt securities of the Company, other than the Exchange Notes.

          (i) Neither the Company nor any of its Affiliates will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Units or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (j) For so long as any of the Units, Notes or Warrants remain outstanding, the Company will make available, upon request, to any seller of such securities the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (k) The Company will use its best efforts to (i) permit the Units, Notes and Warrants to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers (the "NASD") relating to trading
      ----
in the Private Offerings, Resales and Trading through Automated Linkages Market (the "Portal Market") and (ii) permit such securities to be eligible for
      -------------
clearance and settlement through The Depository Trust Company and its participants.

          (l) The Company will reserve, and continue to reserve, so long as any Warrants are outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

          (m) The Company and IWC will use the proceeds from the sale of the Units as described in the Final Memorandum under the caption "Use of Proceeds."

          6.   Expenses. The Company and IWC agree, jointly and severally, to
               --------
pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this agreement is terminated pursuant to Section ll hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Units, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and expenses of counsel for the Initial Purchasers relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Units, (vii) fees and expenses of the Trustee and the Warrant Agent including reasonable fees and expenses of counsel thereto, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Units, Notes and Warrants on the PORTAL Market, (ix) any fees charged by investment rating agencies for the rating of the Notes or Exchange Notes and (x) all amounts required by that certain engagement letter between the Company and BT Securities Corporation dated May 8, 1996 (the "Engagement
                                                              ----------
Letter"). If the sale of the Units provided for herein is not consummated
- ------
because any condition to the obligations of the Initial Purchasers set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of either the Company and IWC to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and IWC jointly and severally agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including any amounts then due under the Engagement Letter) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Units.

          7.   Conditions of the Initial Purchasers' Obligations.  The
               -------------------------------------------------
obligation of the Initial Purchasers to purchase and pay for the Units shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the closing Date:

          (a) On the closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, counsel for the Company and IWC, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

          (i) Each of the Company and IWC is duly organized validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum. Each of the Company and IWC is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect.

          (ii) The authorized capital stock of the company consists of 26,000,000 shares of Common Stock, par value $0.01 per share ("Common
                                                                    ------
     Stock"), 328,000 of which are issued and outstanding, and 23,080,00 shares
     -----
     of Preferred Stock, par value $0.01 per share ("Preferred Stock"),
                                                     ---------------
     17,173,200 of which are issued and outstanding. The Preferred Stock is divided into seven series of shares of the same class, as follows:
     1,200,000 shares are designated Series A Preferred Stock, all of which are issued and outstanding; 1,229,240 shares are designated Series B Preferred Stock, all of which are issued and outstanding; 2,460,000 shares are designated Series C Preferred Stock, 1,762,280 of which are issued and outstanding; 5,800,000 shares are designated Series D Preferred Stock, 3,652,960 of which are issued and outstanding; 3,972,240 shares are designated Series E Preferred Stock, all of which are issued and outstanding; 7,000,000 shares are designated Series F-1 Preferred Stock, 4,508,480 of which are issued and outstanding; and 1,080,000 shares are designated Series F-2 Preferred Stock, 848,000 of which are issued and outstanding. The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued are fully paid and non-assessable and, except as set forth in the Final Memorandum, are not subject to pre-emptive or similar rights under any agreement or instrument known to such counsel. The authorized capital stock of the Company conforms, in all material respects, to the description thereof under the caption "Description of Capital Stock" contained in the Final Memorandum.

          (iii) Except as set forth in the Final Memorandum, to the knowledge of such counsel (A) no options, warrants or other rights to purchase Equity Interests in the Company are outstanding, (B) no agreements or other obligations of any of the Company to issue, or other rights to cause any of the Company to convert, any obligation into, or exchange any securities for, Equity Interests in the Company are outstanding and (C) other than holders of Notes and Private Exchange Notes pursuant to the Registration Rights Agreement and holders of Warrants pursuant to the Warrant Agreement, no holder of securities of any of the Company is entitled to have such securities registered under a registration statement filed by the Company pursuant to the Registration Rights Agreement or the Warrant Agreement.

          (iv) Except as set forth in the Final Memorandum, to the knowledge of such counsel (A) no options, warrants or other rights to purchase Equity Interests in IWC are outstanding and (B) no agreements or other obligations of any of IWC to issue, or other rights to cause any of IWC to convert, any obligation into, or exchange any securities for, Equity Interests in IWC are outstanding.

          (v) The authorized capital stock of IWC consists of 1,000 shares of Common Stock, $0.01 par value per share ("the "IWC Common Stock"), all
                                                 -----------------------
     of which are issued outstanding and held of record by the Company and, to the knowledge of such counsel and except as contemplated by the Pledge Agreement, are free and clear of any security interest, claim, lien, encumbrance, equities and claims or restrictions on transferability or voting. All of the outstanding shares of IWC Common Stock have been duly authorized and validly issued are are fully paid and non-assessable and are not subject to any pre-emptive or similar rights under any agreement or instrument known to such counsel.

          (vi) Each of the Company and IWC has all requisite corporate power and authority to execute, deliver and perform its respective obligations under each of the Transaction Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby, including, with respect to the Company, the outstanding issuance and sale of the Units.

          (viii) Each of the Transaction Documents has been duly and validly authorized by each of the Company and, to the extent it is a party thereto, IWC. Each of the Transaction Documents other that the Exchange Notes and the Private Exchange Notes has been duly executed and delivered by the Company and, to the extent it is a party thereto, IWC.

          (viii) The Warrants have been duly and validly authorized, issued and delivered by the Company and issuance of the Warrants is not subject to any pre-emptive, anti-dilution or similar rights which have not been waived in full. The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Warrant Shares to be issued upon exercise of the Warrants have been duly and validly authorized by the Company and reserved for issuance upon exercise of the Warrants and, when issued and delivered against payment therefor as provided in the Warrant Agreement, will have been validly issued, fully paid and non-assessable, and the issuance of such Warrant Shares is not subject to any pre-emptive or similar rights which have not been waived in full.

          (ix) The statements set forth under the heading "Description of Warrants" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Warrants and the Warrant Agreement provide a fair summary of such provisions and information with respect thereto.

          (x) To such counsel's knowledge, there is (A) no action, suit, investigation or other proceeding before or by any court, or threatened or governmental agency body or official, now pending, or threatened or contemplated to which the Company or IWC is, or has been threatened to be made, a party or to which the business property of the Company or IWC is, or has been threatened to be made, subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any Governmental Authority, or (C) no injunction, restraining order or order of any nature by a federal, state or other court or tribunal of competent jurisdiction to which the Company or any Material Subsidiary is, or has been threatened to be made, subject has been issued that, in the case of clauses (A), (B), and (C) above, is required to be disclosed in the Final Memorandum and that was not so disclosed in the Final Memorandum and that was not so disclosed or that (1) would have, either individually or in the aggregate, a Material Adverse Effect, (2) would interfere with or adversely affect the issuance of the Units, the Notes, the Warrants or the Warrants or the Warrant Shares (when issued upon exercise of the Warrants) in any material respect or materially and adversely affect the consummation of the transactions contemplated by the Transactions Document or (3) that questions in any manner the validity of the Transaction Documents, the Units, the Notes, the Warrants or the Warrant Shares (when issued upon exercise of the Warrant).

          (xi) Neither the Company nor IWC are (i) in violation of their respective certificates of incorporation or bylaws (provided that the opinion of such counsel with respect to subsections v.B.7(c) and (d) of such certificate of incorporation and Section 11 of Article III of such bylaws is limited to the knowledge of such counsel), (ii) to the knowledge of such counsel, in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets located in the United States, except for any such breach or violation which, individually or in the aggregate, would not have a Material Adverse Effect, or (iii) to the knowledge of such counsel, in breach or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any Contract listed on an exhibit to such opinion that is in form and substance satisfactory to counsel to the Initial Purchasers (a "Listed Contract"), except for any such breach, default, violation or event which, individually or in the aggregate, would not have a Material Adverse Effect.

          (xii) The issuance, sale and delivery of the Units, the execution and delivery of the Transaction Documents, and the consummation of the transactions contemplated thereby and by the Final Memorandum will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Listed Contract, except for any such conflict, breach, violation, default or event which, individually or in the aggregate, would not have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws of the Company or IWC, (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Company or IWC or any of their respective properties or assets, except for any such conflict, breach or violation which, individually or in the aggregate, would not have a Material Adverse Effect; and any real property and buildings located in the United States held under lease by the Company or IWC which are material (individually or in the aggregate) to the Company are held by such person under valid, subsisting and enforceable leases with such exceptions that, individually or in the aggregate, would not have or result in a Material Adverse Effect.

          (xiii) To the knowledge of such counsel, no consent, approval, authorization or order of any Governmental Authority, or third party is required for the performance by the Company and IWC of their respective obligations under the Transaction Documents or the consummation by the Company and IWC of the transactions contemplated thereby, except such as have been obtained, such as may be required in connection with the registration of the Notes or the Exchange Notes under the Securities Act in accordance with the Registration Rights Agreement and such as may be required in connection with the registration of the Warrant Shares under the Securities Act in accordance with the Warrant Agreement, and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Units by the Initial Purchasers, as to which matters such counsel need express no opinion.

          (xiv) The Merger was effected in accordance with the General Corporation Law of the State of Delaware and that certain Agreement and Plan of Merger by and among the Company, IWC and International Wireless Communications Acquisition Corporation. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body, or third party was required for the consummation of the Merger, except such as were timely obtained.

          In rendering opinions set forth in clauses (i)-(xiv) above, counsel may (A) limit such opinions to the laws of the State of California, the corporation laws of the State of Delaware, and the federal laws of the United States of America, (B) rely as to all matters of fact relevant to such opinion on certificates and written statements of officers and employees of the Company; provided, however, that all such certificates and statements shall be satisfactory to the Initial Purchasers in all material respects and attached to such counsel's opinion and (C) expressly state that such counsel is not expressing any opinion with respect to the ICA, the Investment Advisors Act of 1940, as amended, the TIA, the Securities Act or any applicable antitrust statutes, rules or regulations. The opinion of such counsel for the Company may acknowledge that the Initial Purchasers are obtaining from other counsel not covered by the opinion of such counsel, including the opinions referred to in subsection 7 (b), (c) and (e) hereof.

          At the time the foregoing opinion is delivered, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP shall additionally state that it has participated in conferences with officers and other representatives of the Company and the Material Subsidiaries, representatives of the independent public accountants for the Company and certain of its subsidiaries, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection 7(a) (ii) and (ix)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial data derived from accounting records included in the Final Memorandum). The opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP described in this Section shall be rendered to the Initial Purchasers at the request of the Company and IWC and shall so state therein.

          References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

          (b) On the Closing date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Giancarlo & Gnazzo, a Professional Corporation, counsel for the Company and IWC, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

          (i) The Indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

          (ii) The Notes are in the form contemplated by the Indenture. When paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authentication and delivery of the Notes by the Trustees in accordance with the Indenture), the Notes will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

     (iii) When the Exchange Notes and the Private Exchange Notes have been duly issued, executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture and that there has not been a change in any applicable law of the State of New York or the United States of America from the date hereof to the time when the Private Exchange Notes and the Exchange Notes are issued), will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

     (iv) The Pledge Agreement constitutes the legal, valid and binding obligation of the Company and IWC, enforceable against such persons in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

     (v) The Registration Rights Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

     (vi) The Warrant Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto (whether considered in equity or at law) may be brought.

          (vii) The Pledge Agreement is effective to create, in favor of the Collateral Agent for the benefit of the holders of the Secured Debt (as defined in the Pledge Agreement), a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "UCC")
                                                                         ---
     in all of the right, title and interest of the Company and IWC in, to and under the Collateral (as defined in the Pledge Agreement), as collateral security for the payment when due of the Secured Debt. Assuming that (A) financing statements in the form attached to the opinion, are properly filed and no other financing statements with respect to the Collateral are on financing statements with respect to the Collateral are on file, and (B) the Collateral Agent (or any custodian acting on its behalf) obtains possession by delivery in the State of New York of the instruments, negotiable instruments and certificated securities (including the pledged stock certificates and the Intercompany Notes) pledged under the Pledge Agreement, the Collateral Agent will have a perfected security interest in the Collateral consisting of (x) general intangibles, (y) instruments, negotiable instruments and certificated securities (including the pledged stock certificates and the Intercompany Notes), and (z) the proceeds thereof, and in the case of instruments, negotiable instruments and certificated securities, assuming that the Collateral Agent obtains possession thereof in good faith and without notice of any adverse claim (as defined in the UCC) and indorsed to the Collateral Agent or in blank, and thereafter retains possession thereof in New York, such perfected security interest therein will have priority over all other security interests theretofore or thereafter created; and no other filing, recording or notice is required to make such security interest effective.

          (viii) The statements set forth under the heading "Description of Senior Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Notes and the Indenture, provide a fair summary of such provisions and information with respect thereto.

          (ix) Assuming (a) the accuracy of representations and warranties of the Initial Purchasers in Section 8 of this Agreement; (b) the accuracy of the representations and warranties of the Company in Section 2(mm) and 2(00) of this Agreement; (c) the accuracy of the representations and warranties deemed to be made by a purchaser of the Securities as set forth under the heading "Transfer Restrictions" in the Final Memorandum or made by a purchaser of the Securities in a letter in substantially the form of Appendix A to the Final

     Memorandum, (d) the due performance of the Initial Purchasers of the agreements contained in Section 8 of this Agreement and (e) the due performance of the Company of the agreements contained in Sections 5(g), 5(i) and 5(j) of this Agreement, (i) no registration of the Securities under the Securities Act is required for the sale of the Securities to the Initial Purchasers and the initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Final Memorandum, and (ii) prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the Trust Indenture Act of 1933, as amended.

          (x) The Statements made in the Final Memorandum under the caption "Certain Income Tax Considerations" to the extent that they relate to U.S. federal income tax matters currently applicable to the United States holders described therein, accurately reflect the material tax consequences of owning the Units.

          The opinion of Giancarlo & Gnazzo, P.C. described in this subsection shall be rendered to the Initial Purchasers at the request of the Company and IWC and shall so state therein. References to the Final Memorandum in this subsection (b) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

          In rendering such opinion, counsel may (A) rely as to matters involving the application of laws of any jurisdiction other than the laws of the State of California, New York, the corporation laws of the State of Delaware, or the laws of the United States of America, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers, (B) rely as to all matters of fact relevant to such opinion on certificates and written statements of officers and employees of the Company; provided, however, that all such certificates and statements shall be satisfactory to the Initial Purchasers in all material respects and attached to such counsel's opinion, and (C) assume that each of the Indenture, the Notes, the Registration Rights Agreement, the Pledge Agreement, the Warrants, and the Warrant Agreement have been duly authorized, executed and delivered by each of the parties thereto and, except with respect to IWC and the Company, constitute the legal, valid and binding obligation of such parties. The opinion of such Counsel for the Company shall state the opinion of any other counsel is in form and substance satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

          (c) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, from the local counsel listed on Exhibit C hereto for each of the Material Subsidiaries, which opinion shall be in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          (d) On the closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Winston & Strawn, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Winston & Strawn shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          (e) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Willkie Farr & Gallagher, counsel for the Initial Purchasers and the Company, with respect to certain legal matters, including the ICA, relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Wilkie Farr & Gallagher shall have received and may rely upon such certificates and other documents and information as it may reasonably to pass upon such matters.

          (f) On the date of the Final Memorandum prior to the execution of this Agreement and also at the Closing Date, the Initial Purchasers shall have received from KPMG, with respect to the information contained in the Final Memorandum relating to the Company, IWC, STW, and Prasetio, Utomo & Co., with respect to the information contained in the Final Memorandum relating to RHP, comfort letters dated the date hereof and the Closing Date, respectively, in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          (g) The representations and warranties of the Company and IWC contained in this Agreement shall be true and correct on and as of the date hereof and on as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct as of the date made and on as of the Closing Date; the Company and IWC shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements contained in such Final Memorandum, there shall have been no event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect.

          (h) The sale of the Units hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (i) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the conduct of the business and operations of the Company or any of the Material Subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company or any of its subsidiaries or affiliated companies in which it, directly or indirectly, has an Equity Interest shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, which, individually or in the aggregate, could have a Material Adverse Effect, other than as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof).

          (j) The Initial Purchasers shall have received certificates of each of the Company and IWC, dated the Closing Date, signed by their respective Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

          (i) The representations and warranties of the Company and IWC contained in this Agreement are true and correct as of the date hereof and as of the Closing Date, and the Company the date hereof and as of the Closing Date, and the Company and IWC have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

          (ii) At the Closing Date, since the date hereof and since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, could have a Material Adverse Effect, other than as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof); and

          (iii) The sale of the Units hereunder has not been enjoined (temporarily or permanently).

          (k) On the Closing Date, the Initial Purchasers shall have received copies of the Pledge Agreement executed by the

Company, IWC and the Collateral Agent, the Registration Rights Agreement executed by the Company and the Initial Purchasers and the Warrant Agreement executed by the Company [, Vanguard Cellular Operating Corp.] and the Warrant Agent and such agreements shall be in full force and effect at all times from and after the Closing Date.

          (l) On or prior to the Closing Date, the Initial Purchasers shall have received from the Company a duly executed Consent Agreements in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers relating to, among other things, the waiver of certain registration and anti-dilution rights arising under the Series F Purchase Agreement, the IRA and the Registration Rights Agreement (as such terms are defined in the Final Memorandum).

          (m) On or prior to the Closing Date, the Initial Purchasers shall have received evidence, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of the satisfaction and release of all claims and security interests arising under the 1996 TD Loan Agreement (as defined in the Final Memorandum).

          On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Material Subsidiaries as they shall have reasonably requested from the Company.

          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Company and IWC shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.


          8.     Offering of Securities; Restrictions on Transfer.  Each of the
                 ------------------------------------------------
Initial Purchasers represents and warrants to and agrees with the Company that
(i) it has not and will not solicit offers for, or offer or sell, the Units by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; (ii) it is an Accredited Investor (as such term is defined in Regulation D under the Securities Act); (iii) it has all requisite corporate power and authority to enter into, deliver and perform its several obligations under this Agreement and the Registration Rights Agreement and each of this Agreement and the Registration Rights Agreement have been duly authorized by it; and

(iv) it has and will solicit offers for the Unit only from, and will offer or sell the Units only to (A) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A (B) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be Accredited Investors that, prior to their purchase of the Units, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (C) in the case of offers outside the United States, to persons other than U.S. persons (as such term is defined in Regulation S under the Securities Act) ("foreign purchasers," which term shall include dealers or other
                  ------------------
professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in the case of clauses (B) and (C) and (D), to persons who will be deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum.

          9.     Indemnification and Contribution.  (a) The Company and IWC,
                 --------------------------------
jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or IWC or based upon written information furnished by or on behalf of the Company or IWC filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or
                                   -----------
          (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any legal or other expenses incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided,
                                                                   --------
however, the Company and IWC will not be liable in any such case to the extent
- -------
that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein. This indemnity agreement will be in addition to any liability that the Company and IWC may otherwise have to the indemnified parties.

          (b) Each of the Initial Purchasers severally agrees to indemnify and hold harmless the Company and IWC, and each of their respective directors, officers and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damage or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by the Initial Purchasers specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph

(a) or (b) above unless and to the extent such failure results in the forfeiture or compromise by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen
                        --------  -------
by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or likely would have been a party, and for which indemnity of such indemnified party would have been required hereunder, unless such settlement (A) includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such settlement, and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Units, Notes or Warrants or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and IWC on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or IWC on the one hand, or such Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, IWC and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Nothwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. The Initial Purchaser's obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          10.  Survival Clause.  The respective representations, warranties,
               ---------------
agreements, covenants, indemnities and other statements of the Company and IWC, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the company and IWC, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Units. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.   (a) This Agreement may be terminated in the sole
               -----------
discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that any of the Company or IWC shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

          (i) the Company or any of its subsidiaries of affiliated companies in which it, directly or indirectly , has an Equity Interest shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slowdown or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of any of the Company) except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof);

          (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

          (iii) a banking moratorium shall have been declared by New York or United States authorities;

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Units as contemplated by the Final Memorandum; or

          (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

          12.  Information Supplied by the Initial Purchasers.  The statements
               ----------------------------------------------
set forth in the last paragraph on the front cover page and in the second and third sentences of the third paragraph under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 2(a) and 9 hereof.

          13.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to the Initial Purchasers, shall be mailed or delivered to BT Securities Corporation, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department; with a copy to Winston & Strawn, 200 Park Avenue, New York, New York 10166, Attention: Robert W. Ericson; if sent to the Company or IWC, shall be mailed or delivered to the Company at 400 South El Camino Real, Suite 1275, San Mateo, California 94402, Attention: Chief Financial Officer; with a copy to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, 600 Hansen Way, Second Floor, Palo Alto, California 94304,
Attention: Brooks Stough.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

          14.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the Initial Purchasers, the Company and IWC and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and IWC contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and IWC and their respective officers and any person or persons who control the Company or IWC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Units from the Initial Purchasers will be deemed a successor because of such purchase.

          15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
               --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

          16.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          [SIGNATURE PAGE TO FOLLOW]

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, IWC and the Initial Purchasers.

                               Very truly yours,


                               INTERNATIONAL WIRELESS COMMUNICATIONS
                               HOLDINGS, INC.


                               By:     /s/ John D. Lockton
                                  --------------------------------
                               Its:    President
                                    ------------------------------


                               INTERNATIONAL WIRELESS COMMUNICATIONS,
                               INC.


                               By:    /s/ John D. Lockton
                                  --------------------------------
                               Its:    President
                                   -------------------------------


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


BT SECURITIES CORPORATION


By:____________________________


TORONTO DOMINION SECURITIES (USA) INC.


By:  ___________________________


SALOMON BROTHERS INC


By:  ___________________________

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, IWC and the Initial Purchasers.

                               Very truly yours,


                               INTERNATIONAL WIRELESS COMMUNICATIONS
                               HOLDINGS, INC.


                               By:_______________________________

                               Its:______________________________


                               INTERNATIONAL WIRELESS COMMUNICATIONS,
                               INC.


                               By:_______________________________

                               Its:______________________________


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


BT SECURITIES CORPORATION


By:  /s/ D.F. Hadley
     ----------------------------


TORONTO DOMINION SECURITIES (USA) INC.


By:
     ____________________________


SALOMON BROTHERS INC


By:
     ____________________________

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, IWC and the Initial Purchasers.


                               Very truly yours,


                               INTERNATIONAL WIRELESS COMMUNICATIONS
                               HOLDINGS, INC.

                               By:_______________________________

                               Its:______________________________


                               INTERNATIONAL WIRELESS COMMUNICATIONS,
                               INC.


                               By:_______________________________

                               Its:______________________________


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


BT SECURITIES CORPORATION


By:  __________________________


TORONTO DOMINION SECURITIES (USA) INC.


By:  /s/ Rod Ashtaryeh
     --------------------------


SALOMON BROTHERS INC


By:  __________________________

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, IWC and the Initial Purchasers.


                               Very truly yours,


                               INTERNATIONAL WIRELESS COMMUNICATIONS
                               HOLDINGS, INC.


                               By:_______________________________

                               Its:______________________________


                               INTERNATIONAL WIRELESS COMMUNICATIONS,
                               INC.


                               By:_______________________________

                               Its:______________________________


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


BT SECURITIES CORPORATION


By: ___________________________


TORONTO DOMINION SECURITIES (USA) INC.


By: ___________________________


SALOMON BROTHERS INC


By: /s/ Peter Westley
    ---------------------------

                                                                         ANNEX I
                                                                         -------




Initial Purchasers                                           Number of Units
- ------------------                                           ---------------
BT Securities Corporation..............................         108,196

Toronto Dominion Securities (USA) Inc..................          49,180

Salomon Brothers Inc...................................          39,344


     Total...............................................       196,720
                                                         =======================

                                   EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

________________________________________________________________________________


                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 15, 1996

                                     Among

                            INTERNATIONAL WIRELESS
                         COMMUNICATIONS HOLDINGS, INC.

                                      and

                           BT SECURITIES CORPORATION
                    TORONTO DOMINION SECURITIES (USA) INC.
                                      and
                             SALOMON BROTHERS INC
                             as Initial Purchasers



________________________________________________________________________________

                                 $196,720,000

                  14% SENIOR SECURED DISCOUNT NOTES DUE 2001

                               TABLE OF CONTENTS

                                                                            Page


1.   Definitions...........................................................  1

2.   Exchange Offer........................................................  4

3.   Shelf Registration Statement..........................................  8

4.   Additional Interest...................................................  9

5.   Registration Procedures............................................... 11

6.   Registration Expenses................................................. 19

7.   Indemnification....................................................... 21

8.   Rule 144 and 144A..................................................... 24

9.   Underwritten Registrations............................................ 25

10.  Miscellaneous......................................................... 25
     (a)  No Inconsistent Agreements....................................... 25
     (b)  Adjustments Affecting Registrable Notes.......................... 25
     (c)  Amendments and Waivers........................................... 25
     (d)  Notices.......................................................... 26
     (e)  Successors and Assigns........................................... 28
     (f)  Counterparts..................................................... 28
     (g)  Headings......................................................... 28
     (h)  GOVERNING LAW.................................................... 28
     (i)  Severability..................................................... 28
     (j)  Senior Notes Held by the Company or its Affiliates............... 28
     (k)  Third Party Beneficiaries........................................ 29

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
August 15, 1996, by and among International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), and BT Securities Corporation,
                                   -------
Toronto Dominion Securities (USA) Inc. and Salomon Brothers Inc (the "Initial
                                                                      -------
Purchasers").
- ----------

          This Agreement is entered into in connection with the Purchase Agreement, dated August 9, 1996, among the Company, International Wireless Communications, Inc. and the Initial Purchasers (the "Purchase Agreement"),
                                                      ------------------
which provides for the sale to the Initial Purchasers of Units (the "Units")
                                                                     -----
consisting of an aggregate of $196,720,000 principal amount of 14% Senior Secured Discount Notes due 2001 of the Company (the "Senior Notes") and
                                                     ------ -----
Contingent Warrants (the "Warrants") to purchase shares of the Company's Common
                          --------
Stock, $0.01 par value per share. The Senior Notes and the Warrants will be separately transferable upon the earlier of (i) November 15, 1996, (ii) the occurrence of an Exercise Event (as defined in the Warrants), (iii) the date a registration statement with respect to a registered exchange offer for the Senior Notes or a shelf registration for the Senior Notes is declared effective under the Securities Act of 1933, as amended, and (iv) such earlier date as the Initial Purchasers, in their discretion, deem appropriate. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees.
The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Units under the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  See Section 4(a) hereof.
          -------------------

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the first introductory paragraph hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the first introductory paragraph hereto.
          -------

          Effectiveness Date:  The 90th day after the Issue Date.
          ------------------

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Registration Statement:  See Section 2(a) hereof.
          -------------------------------

          Filing Date:  The 45th day after the Issue Date.
          -----------

          Holder:  Any holder of a Registrable Note or Registrable Notes.
          ------

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of August 15, 1996 among the
          ---------
Company and Marine Midland Bank, as trustee, pursuant to which the Senior Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the first introductory paragraph hereto.
          ------------------

          Inspectors:  See Section 5(o) hereof.
          ----------

          Issue Date:  The date on which the original Senior Notes were sold to
          ----------
the Initial Purchasers pursuant to the Purchase Agreement.

          NASD:  See Section 5(s) hereof.
          ----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, limited liability limited partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Notes:  See Section 2(b) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph hereto.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Notes:  Each Senior Note upon original issuance of the
          -----------------
Senior Notes and at all times subsequent thereto, each Exchange Note as to which
Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Senior Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(v) hereof is applicable, the Exchange Registration Statement) covering such Senior Note, Exchange Note or Private Exchange Note, as the case may be, has been declared effective by the SEC and such Senior Note (unless such Senior Note was not tendered for exchange by the Holder thereof), Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Senior Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144, or (iii) such Senior Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Statement:  Any registration statement of the Company,
          ----------------------
including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the Company of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Senior Notes:  See the second introductory paragraph hereto.
          ------------

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration Statement:  See Section 3(a) hereof.
          ----------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------

          (a) The Company agrees to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable
                                --------------
Notes (other than the Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Company, which are identical in all material respects to the Senior Notes (the "Exchange Notes") (and which are
                                            --------------
entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes (other than Private Exchange Notes, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply
                              -------------------------------
with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 135th day following the Issue Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act. Upon consummation of the Exchange Offer in accordance with this Section 2, the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(v) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes shall be included in the Exchange Registration Statement.

          (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating
                                                               -------------
Broker-Dealer"), whether such positions or policies have been publicly
- -------------
disseminated by the staff of the SEC or such positions or policies, in the judgment of the

Initial Purchasers, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Company shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not exceed 180 days after the
- --------  -------
consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
                                                 -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Senior Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Company shall, upon the request of any of the Initial Purchasers, simultaneously with the delivery of the Exchange Notes in the Exchange Offer issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Senior Notes held by
                             ----------------
the Initial Purchasers a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes (the "Private
                                                                        -------
Exchange Notes") (and which are issued pursuant to the same indenture as the
- --------------
Exchange Notes) except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          Interest on the Exchange Notes and the Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Senior Notes surrendered in exchange therefor or, if no interest has been paid on the Senior Notes, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Senior Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (1) accept for exchange all Senior Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Senior Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Senior Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Senior Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that (1) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Senior Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Senior Notes will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 135 days of the Issue Date, (iii) any holder of Private Exchange Notes so requests at any time within one year after the consummation of the Private Exchange, (iv) the Holders of not less than a majority in aggregate principal amount of the Registrable Notes reasonably determine that the interests of the Holders would be materially adversely affected by consummation of the Exchange Offer or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), then the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf
                                                                    -----
Notice") to the Trustee and in the case of clauses (i), (ii) and (iv), all
- ------
Holders, in the case of clause (iii), the Holders of the Private Exchange Notes and in the case of clause (v), the affected Holder, and shall file a Shelf Registration Statement pursuant to Section 3 hereof.

3.   Shelf Registration Statement
     ----------------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a)  Shelf Registration Statement.  The Company shall as promptly as
               ----------------------------
reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration Statement"). If the Company
                            ----------------------------
shall not have yet filed an Exchange Registration Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement on or prior to the Filing Date. Otherwise, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement on or prior to the 30th day after the delivery of the Shelf Notice. The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration Statement. The Company will, in the event of the filing of a Shelf Registration Statement, notify each Holder when such Shelf Registration Statement has become effective and take certain other actions as are required to permit unrestricted resales of the Senior Notes.

          The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf Registration Statement and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date which is three years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"),
                                                         --------------------
or such shorter period ending when all Registrable Notes covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement.

          (b)  Withdrawal of Stop Orders.  If the Shelf Registration Statement
               -------------------------
ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c)  Supplements and Amendments. The Company shall promptly supplement
               --------------------------
and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

4.   Additional Interest
     -------------------

          (a) The Company and the Initial Purchasers agree that the Holders of Registrable Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Senior Notes ("Additional Interest") under the circumstances and to the extent
               -------------------
set forth below (each of which shall be given independent effect and shall not be duplicative):

            (i) if neither the Exchange Registration Statement nor the Shelf Registration Statement has been filed on or prior to the Filing Date, then, commencing on the 46th day after the Issue Date, Additional Interest shall accrue on the Senior Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days immediately following the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

            (ii) if neither the Exchange Registration Statement nor the Shelf Registration Statement is declared effective by the SEC on or prior to the Effectiveness Date, then, commencing on the 91st day after the Issue Date, Additional Interest shall accrue on the Senior Notes included or which should have been included in such Registration Statement over and above the stated interest at a rate of 0.50% per annum for the first 90 days immediately following the Effectiveness Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; and

            (iii) if (A) the Company has not exchanged Exchange Notes for all Senior Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 135th day after the Issue Date or (B) the Exchange Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on (x) the 136th day after the Issue Date with respect to the Senior Notes validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day the Exchange Registration Statement ceases to be effective in the case of (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each such subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Senior Notes which is the subject of a Shelf Notice is then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Senior Notes);

provided, however, that the Additional Interest rate on any affected Senior
- --------  -------
Notes may not exceed at any one time in the aggregate 2.0% per annum; and provided, further, that (1) upon the filing of the Exchange Registration
- --------  -------
Statement or a Shelf Registration Statement (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration Statement (in the case of clause (ii) of this Section 4(a)), or (3) upon the exchange of Exchange Notes for all Senior Notes tendered (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(C) of this Section 4(a)), Additional Interest on the affected Senior Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Company shall notify the Trustee and the Paying Agent under the Indenture within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to clauses
 ----------
(a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable to the Holders of affected Senior Notes in cash semi-annually on each February 15 and August 15 (to the holders of record on the February 1 and August 1 immediately preceding such dates), commencing with the first such date occurring after any Event Date. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Registrable Notes of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.   Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

          (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however,
                                                          --------  -------
that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

          (c)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, the Company shall notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its best efforts to register or qualify such Registrable Notes (and to cooperate with selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where
                                            --------- --------
Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A)
           --------- --------
qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Registrable Notes, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case each of the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l)  [Intentionally Omitted]

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Senior Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Senior Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Senior Notes and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt similar to the Senior Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any

Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where
                                           ----------
normally kept, during reasonable business hours and upon reasonable advance notice to the Company, all financial and other records, pertinent corporate documents and instruments of the Company and its respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to
                    -------
exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or reasonably likely to involve such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and in the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                    ----

          (t) Use its best efforts to take all other reasonable steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes as to which any Registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the
                               ------
applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.   Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a

Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Company shall (i)reimburse the Holders of the Registrable Notes being registered in a Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement and (ii) reimburse reasonable out-of-pocket expenses (other than legal expenses) of Holders of Registrable Notes incurred in connection with the registration and sale of the Registrable Notes pursuant to a Shelf Registration Statement or in connection with the exchange of Registrable Notes pursuant to the Exchange Offer. In addition, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of one counsel in connection with the Exchange Offer which shall be Winston & Strawn, and shall not be required to pay any other legal expenses in connection therewith.

7.   Indemnification
     ---------------

          (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Notes offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling

Exchange Notes during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims,
              -----------
damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Notes or Exchange Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Company in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) or as a result of noncompliance by the Company with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its respective directors and officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or

(ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person" in writing, and the Indemnifying Person, upon request of the Indemnified
- ------
Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided,
                                                                       --------
however, that the failure to so notify the Indemnifying Person shall not relieve
- -------
it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Company, their directors, their officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided,
                                                                   --------
however, that the Indemnifying Person shall not be liable for any settlement
- -------
effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such settlement and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Senior Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rule 144 and 144A
     -----------------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.   Underwritten Registrations
     --------------------------

          If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a)  No Inconsistent Agreements.  The Company has not, as of the date
               --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered into any agreement with respect to any of its securities which grants to any Person piggy-back registration rights with respect to a Registration Statement which have not been waived in full. The Company will not enter into any agreement which will grant any such rights.

          (b)  Adjustments Affecting Registrable Notes.  The Company shall not,
               ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended,
- --------  -------
modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d)  Notices.  All notices and other communications (including without
               -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

               1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                    BT Securities Corporation
                    Bankers Trust Plaza
                    130 Liberty Street
                    New York, New York 10006
                    Facsimile No: (212) 250-7200
                    Attention: High Yield
                               Administration


                    Toronto Dominion Securities
                    (USA) Inc.
                    31 W. 52nd Street, 21st Floor
                    New York, New York 10019
                    Facsimile No: (212)397-4733
                    Attention: Gordon Paris

                    Salomon Brothers Inc
                    555 California Street
                    Suite 3900
                    San Francisco, California
                    Facsimile No: (415) 951-1777
                    Attention: M. Ian G. Gilchrist


     with a copy to:

                    Winston & Strawn

                    200 Park Avenue
                    New York, New York 10166-4193
                    Facsimile No: (212) 294-4700
                    Attention:  Robert W. Ericson

               2.   if to the Initial Purchasers, at the addresses specified in
     Section 10(d)(1);

               3.   if to the Company, as follows:

                    International Wireless Communications
                         Holdings, Inc.
                    400 South El Camino Real
                    Suite 1275
                    San Mateo, California 94402
                    Facsimile No: (415) 548-1842
                    Attention: Douglas S. Sinclair
                               Chief Financial Officer


     with copies to:

                    Gunderson Dettmer Stough
                    Villeneuve Franklin & Hachigian, LLP
                    600 Hansen Way, Second Floor
                    Palo Alto, California 94304
                    Facsimile No.: (415) 843-0314
                    Attention: Brooks Stough


          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of
        --------  -------
or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (H)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Senior Notes Held by the Company or its Affiliates. Whenever the
               --------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)  Third Party Beneficiaries.  Holders of Registrable Notes and
               -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS  HOLDINGS, INC., a
                              Delaware corporation

                              By:  ______________________________
                              Name:
                              Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written:

BT SECURITIES CORPORATION

By:___________________________
   Name:
   Title:


TORONTO DOMINION SECURITIES (USA) INC.

By:___________________________
   Name:
   Title:


SALOMON BROTHERS INC

By:___________________________
   Name:
   Title: